                                                                   EXHIBIT 10(f)

                            SAGA COMMUNICATIONS, INC.

                         2003 EMPLOYEE STOCK OPTION PLAN

1.       PURPOSE

         This 2003 Employee Stock Option Plan (the "Plan") establishes a method of granting options to purchase the Class A Common Stock and Class B Common Stock of Saga Communications, Inc. and its subsidiaries (the "Company") in order to encourage stock ownership by officers and key employees of the Company, to provide an incentive for such persons to expand and improve the profits and prosperity of the Company, thus enhancing the value of the stock for the benefit of the stockholders, and to assist the Company in attracting key personnel. Options granted pursuant to the Plan shall hereinafter be referred to as "Options."

2.       ADMINISTRATION

         The Plan shall be administered by the members of the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall from time to time in its discretion determine (i) the employees eligible for Options, (ii) the number of shares subject to each Option, (iii) whether the Option is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor provision thereto (an "Incentive Stock Option"), or is not intended to meet such requirements (a "Nonqualified Stock Option"), and (iv) such other matters specifically delegated to it under this Plan.

         The Committee shall have the final authority to interpret and construe the terms of the Plan and of any Option. No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option.

3.       STOCK

         Subject to adjustment in accordance with the provisions of Article 5(g) hereof, the maximum number of shares of Common Stock of the Company ("Shares") to be reserved for issuance upon the exercise of Options granted under the Plan shall not exceed 1,500,000 shares of Class A Common Stock and 500,000 shares of Class B Common Stock. Any or all of the shares subject to Options under the Plan may be authorized but unissued shares of Common Stock, or issued shares of Common Stock held by the Company in its treasury, as the Committee shall determine.

         In the event that an Option expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be subject to an Option.

4.       ELIGIBILITY

         Any employee of the Company is eligible to receive Options. However, the Committee may grant Options for Class B Common Stock only to Edward K. Christian.

5.       TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by agreements ("Option Agreements") in such form as the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

         (a)      OPTION PERIOD

         The term of each Option shall be fixed by the Committee in its sole discretion; provided that (i) no Incentive Stock Option shall be exercisable more than 10 years from the date the Option is granted, and (ii) no Incentive Stock Option granted to an employee possessing more than 10% of the total combined voting power of all classes of the Company's stock (a "10% Holder") shall be exercisable more than five years from the date the Option is granted. The Committee, in its discretion, may prescribe conditions or events which may result in the shortening or termination of the period during which the Option may be exercised.

         (b)      NUMBER OF SHARES; TYPE OF OPTION

         Each Option Agreement shall state the number of Shares to which it pertains and shall clearly identify the Option as either an Incentive Stock Option or a Nonqualified Stock Option, as the case may be.

         (c)      OPTION PRICE

         The purchase price per Share purchasable under the Option ("Option Price") shall be determined by the Committee in its sole discretion, provided that (i) the Option Price for Incentive Stock Options shall not be less than the fair market value of the Shares on the date of the grant of the Option, and (ii) the Option Price for Incentive Stock Options granted to a 10% Holder shall not be less than 110% of the fair market value of the Shares on the date of the grant of the Option. The Committee shall determine, in good faith, the fair market value of the Shares.

         (d)      MEDIUM AND TIME OF PAYMENT

         The Option Price shall be payable in such form or forms, including without limitation payment by delivery of cash, Shares, or other consideration having a fair market value on the exercise date equal to the Option Price, or any combination thereof, as the Committee may specify in the Option Agreement.

         (e)      EXERCISABILITY OF OPTION

         Options shall be exercisable at such time or times as determined by the Committee. Unless otherwise determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of such Option.

         (f)      NON-TRANSFERABILITY

         An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and after the optionee's death only by the optionee's legal representative. The Incentive Stock Option shall not be assignable or transferable by the optionee otherwise (i) than by will or the laws of descent or distribution, or (ii) pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

         A Nonqualified Stock Option shall be exercisable during the optionee's lifetime only by the optionee or a Permitted Transferee (as hereinafter defined) and after the optionee's death only by the optionee's legal representative or Permitted Transferee. The Nonqualified Stock Option shall not be assignable or transferable by the optionee otherwise (i) than by will or the laws of descent or distribution, (ii) pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder, or
(iii) to a Permitted Transferee if no consideration is received by the optionee for such transfer.

         For purposes of this Article 5(f), a "Permitted Transferee" shall be a member of the immediate family (i.e., parent, spouse or child) of the optionee. Once so transferred, it shall not be further transferable. Any transferee shall be required to provide evidence of transfer satisfactory to the Committee. No transfer by the optionee by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         (g)      ADJUSTMENTS IN EVENT OF CHANGE IN SHARES

         In the event of any change in the Shares of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of Shares at a price substantially below fair market value, or rights offering to purchase Shares, or of any similar change affecting the Shares, the number and kind of Shares which thereafter may be optioned and sold under the Plan and the number and kind of Shares subject to Option in outstanding Option Agreements and the Option Price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable in its discretion to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

         (h)      NO RIGHTS AS A SHAREHOLDER

         An optionee or a transferee of an Option shall have no rights as a shareholder with respect to Shares covered by the Option until a stock certificate is issued for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         (i)      NO RIGHT TO CONTINUED EMPLOYMENT

         The Option Agreement shall not confer upon the optionee any right with respect to continuance of employment by the Company nor shall it interfere in any way with the right of the Company to terminate the optionee's employment at any time. There is no obligation for uniformity of treatment of employees or participants under the Plan.

         (j)      OTHER PROVISIONS

         The Option Agreements authorized under the Plan shall contain such other provisions, consistent with the Plan, as the Committee shall deem advisable.

6.       TERM OF PLAN

         Subject to Article 8, the Plan shall remain in effect until all Shares subject or which may become subject to the Plan shall have been purchased pursuant to Options.

7.       INDEMNIFICATION OF COMMITTEE

         To the full extent permitted by law, the Company shall indemnify each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a member of the Committee.

8.       AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan, provided, however, that, without shareholder approval, no action of the Board of Directors or of the Committee may: (i) increase the number of Shares subject to the Plan pursuant to Article 4 (except as provided in Article 5(g)) or (ii) permit the granting of any Option at a price less than that determined in accordance with Article 5(c). Without the written consent of the affected optionee, no amendment, suspension or termination of the Plan shall alter or impair any Option previously granted to such optionee under the Plan.

9.       APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Shares pursuant to Options will be used for general corporate purposes.

10.      NO OBLIGATION TO EXERCISE OPTION

         The granting of an Option shall impose no obligation upon the optionee to exercise such Option.